UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   December 6, 2007

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, NY  14450
  (Address of Principal Executive Offices)            (Zip Code)

Registrant’s telephone number, including area code	(585) 218-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03.	Material Modification to Rights of Security Holders.

To the extent that Item 3.03 of Form 8-K may be applicable, the information set forth under Item 5.03 below is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2007, the stockholders of Constellation Brands, Inc. (the “Company”) approved an amendment and restatement of the Company’s Long-Term Stock Incentive Plan (the “Plan”).  The amendments effected by the amendment and restatement of the Plan (the “Plan Amendments”) were implemented primarily to address potentially adverse tax consequences to the holders of certain options to purchase Class A Common Stock of the Company, $.01 par value per share (“Class A Stock”), who are subject to U.S. taxation.

Under a possible interpretation of new regulations adopted by the Internal Revenue Service under Section 409A of the Internal Revenue Code, certain characteristics of the Class A Stock could cause stock options granted with respect to Class A Stock on or after April 10, 2007 to be subject to the adverse tax treatment imposed by Section 409A.  In order to enable the Company to continue to use stock options in its compensation program while maintaining the U.S. tax treatment that applied to options prior to the new regulations, the Company has created a new class of common stock, Class 1 Common Stock, $.01 par value per share (“Class 1 Stock”), that is designed to satisfy the criteria specified in the new tax regulations and has amended the Plan to permit awards under the Plan to be granted with respect to the new Class 1 Stock.

The Plan Amendments, which were approved by the Company’s Board of Directors prior to submission to a vote of the stockholders, (i) permit awards to be granted under the Plan with respect to the Company’s newly created Class 1 Stock (described in detail under Item 5.03 below), (ii) clarify that an amendment to an outstanding stock option to purchase shares of Class A Stock so that it becomes a stock option to purchase shares of Class 1 Stock will not constitute a grant of a new stock option for purposes of the provision in the Plan prohibiting the grant of stock options with exercise prices less than the fair market value of the underlying shares on the date of grant, and (iii) make certain other ministerial or conforming amendments to the provisions of the Plan.  The Plan Amendments did not affect the underlying economics of the Company’s stock option program and did not increase the aggregate number of shares available for granting awards under the Plan.  The Plan, as amended and restated, is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

The Company intends to amend the outstanding stock options granted by the Company on or after April 10, 2007 to individuals subject to U.S. taxation so that they relate to Class 1 Stock instead of Class A Stock.  These amendments are intended to prevent such stock options from becoming subject to the adverse tax treatment under Section 409A of the Internal Revenue Code that might otherwise apply as a result of the new Internal Revenue Service regulations.  As participants in the Plan, the directors and executive officers of the Company, including the Company’s principal officers and certain of its named executive officers, hold options that are expected to be amended.  The form of the agreement that is intended to be used to amend these outstanding stock options is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

The Company’s practice is to document stock options granted under the Plan by providing to the recipient of the stock option a Terms and Conditions Memorandum that describes the terms of the stock option.  The forms of the Terms and Conditions Memorandums that are intended to be used with respect to stock options to purchase shares of Class 1 Stock are attached hereto as Exhibits 99.3, 99.4 and 99.5 and are incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Restated Certificate of Incorporation

On December 6, 2007, the Company filed with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation (the “Restated Certificate”) which created a new class of common stock consisting of 15,000,000 shares of Class 1 Common Stock.  The Restated Certificate, which was approved by the Company’s stockholders on December 6, 2007, became effective upon filing.  The Restated Certificate is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Prior to effectiveness of the Restated Certificate, the Company was authorized to issue an aggregate of 346,000,000 shares, consisting of 315,000,000 shares of Class A Stock; 30,000,000 shares of Class B Common Stock, $.01 par value per share (“Class B Stock”); and 1,000,000 shares of Preferred Stock, $.01 par value per share.  Under the Restated Certificate, the Company has also authorized 15,000,000 shares of Class 1 Stock, thereby increasing the Company’s total authorized number of shares to 361,000,000 shares and its total authorized number of shares of common stock to 360,000,000 shares.

The shares of Class 1 Stock do not generally have voting rights.  Holders of Class 1 Stock will not be entitled to vote except that such holders will be entitled to vote as a separate class on matters with respect to which a separate class vote of holders of Class 1 Stock is required by law and will be entitled to vote with respect to any increase or decrease in the number of shares of Class 1 Stock as a single class with the holders of Class A Stock and Class B Stock (in which case the holders of Class 1 Stock and Class A Stock will be entitled to one (1) vote per share and the holders of Class B Stock will be entitled to ten (10) votes per share).

The shares of Class 1 Stock will not have any preference as to dividends, but may participate in any dividend when and if declared by the Company’s Board of Directors.  Cash dividends may be declared and paid with respect to Class A Stock without corresponding cash dividends being declared and paid with respect to Class 1 Stock, and if cash dividends are declared and paid on Class 1 Stock then cash dividends must be declared and paid on Class A Stock in an amount that is at least ten percent greater than the cash dividends declared and paid on Class 1 Stock.  The cash dividends declared and paid on Class B Stock and Class 1 Stock must always be the same.  Upon liquidation of the Company, holders of Class 1 Stock will share ratably on a per share basis in net assets to be distributed with respect to common stock together with holders of Class A Stock and Class B Stock.

Each holder of a share of Class 1 Stock may, without cost to such holder and at the holder’s option, convert shares of Class 1 Stock into shares of Class A Stock on a one-for-one basis; however, such conversion is permitted only if the holder immediately sells the Class A Stock acquired upon conversion in a market transaction or to an unrelated party in a bona fide private sale.  Holders of Class 1 Stock will not have preemptive rights to purchase shares of the Company’s capital stock.  Shares of Class 1 Stock are not redeemable, and there will be no sinking fund provisions for shares of Class 1 Stock.

While the total number of authorized shares and total number of authorized shares of common stock have been increased by the Restated Certificate, the Company’s ability to actually issue more shares has not been increased.  Because shares of Class 1 Stock are convertible into shares of Class A Stock, for each share of Class 1 Stock issued the Company must reserve one share of Class A Stock for issuance upon the conversion of the share of Class 1 Stock.  This requirement effectively reduces the number of shares of Class A Stock that the Company may issue by the number of shares of Class 1 Stock that the Company issues. Because the number of authorized shares of Class A Stock was not increased by the Restated Certificate, the total number of shares that the Company is able to issue has not been increased.

In addition to creating the Class 1 Common Stock, the Restated Certificate also makes minor changes to the conversion mechanics relating to the Class B Stock to facilitate the Company’s compliance with New York Stock Exchange Rules that require all securities listed on the New York Stock Exchange to be eligible for participation in the direct registration system of the Depository Trust and Clearing Corporation by January 1, 2008 (the “Direct Registration Rules”).

Amended and Restated By-Laws

On December 6, 2007, an amendment and restatement of the Company’s By-Laws became effective.  The amendments effected by the Amended and Restated By-Laws address the existence of the Class 1 Stock, facilitate the Company’s compliance with the Direct Registration Rules, clarify the responsibilities of certain of the Company’s officers, and effect other conforming and ministerial changes.  The By-Laws of the Company as Amended and Restated as of December 6, 2007 are filed herewith as Exhibit 3.2 and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.
Not applicable.

(b)	Pro forma financial information.
Not applicable.

(c)	Shell company transactions.
Not applicable.

(d)	Exhibits.

The following exhibits are filed as part of this Form 8-K:

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Constellation Brands, Inc.

3.2	Amended and Restated By-Laws of Constellation Brands, Inc.

99.1	Constellation Brands, Inc. Long-Term Stock Incentive Plan Amended and Restated as of December 6, 2007

99.2	Form of Stock Option Amendment

99.3	Form of Terms and Conditions Memorandum for Employees with respect to grants of options to purchase Class 1 Stock pursuant to the Company’s Long-Term Stock Incentive Plan (grants before July 26, 2007)

99.4
Form of Terms and Conditions Memorandum for Employees with respect to grants of options to purchase Class 1 Stock pursuant to the Company’s Long-Term Stock Incentive Plan (grants on or after July 26, 2007)

99.5	Form of Terms and Conditions Memorandum for Directors with respect to grants of options to purchase Class 1 Stock pursuant to the Company’s Long-Term Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 12, 2007	CONSTELLATION BRANDS, INC.

	By:	/s/ Robert Ryder
	Name:	Robert Ryder
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

(1)	UNDERWRITING AGREEMENT

Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION

Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS

(3.1)	Restated Certificate of Incorporation of Constellation Brands, Inc.

(3.2)	Amended and Restated By-Laws of Constellation Brands, Inc.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES

Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW

Not Applicable.

(14)	CODE OF ETHICS

Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT

Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR

Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS

Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL

Not Applicable.

(24)	POWER OF ATTORNEY

Not Applicable.

(99)	ADDITIONAL EXHIBITS

(99.1)	Constellation Brands, Inc. Long-Term Stock Incentive Plan Amended and Restated as of December 6, 2007

(99.2)	Form of Stock Option Amendment

(99.3)	Form of Terms and Conditions Memorandum for Employees with respect to grants of options to purchase Class 1 Stock pursuant to the Company’s Long-Term Stock Incentive Plan (grants before July 26, 2007)

(99.4)
Form of Terms and Conditions Memorandum for Employees with respect to grants of options to purchase Class 1 Stock pursuant to the Company’s Long-Term Stock Incentive Plan (grants on or after July 26, 2007)

(99.5)	Form of Terms and Conditions Memorandum for Directors with respect to grants of options to purchase Class 1 Stock pursuant to the Company’s Long-Term Stock Incentive Plan

(100)	XBRL-RELATED DOCUMENTS

Not Applicable.